SECTION 19(a) NOTICE

Hartford, CT, June 19, 2017 – Virtus Global Multi-Sector Income Fund (NYSE: VGI) declared a distribution of $0.156 per share to shareholders of record at the close of business on June 12, 2017 (ex-date June 8, 2017).

The following table sets forth the estimated amounts of the current distribution, payable June 19, 2017, and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	May 2017 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.077	49.3%	$0.463	49.4%
Net Realized Short-Term Capital Gains	—	0.0%	0.108	11.5%
Net Realized Long-Term Capital Gains	0.070	44.9%	0.070	7.5%
Return of Capital (or other Capital Source)	0.009	5.8%	0.295	31.6%

Total Distribution	$0.156	100.0%	$0.936	100.0%

(1)	YTD December 1, 2016 to November 30, 2017.

As of May 31, 2017
Average Annual Total Return on NAV for the period ended this month (2)	9.95%
Current Fiscal YTD Annualized Distribution Rate (3)	10.76%
Average YTD Cumulative Total Return on NAV (4)	10.88%
YTD Cumulative Distribution Rate (5)	5.38%

(2)	Average Annual Total Return on NAV is the annual compound return from the commencement of the fund’s operations on February 23, 2012. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.
(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.
(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

Under the terms of the fund’s managed distribution plan, the fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan. The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal tax purposes.

For more information on the Virtus Global Multi-Sector Income Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip: 92829B101

# # #

SECTION 19(a) NOTICE

Hartford, CT, July 20, 2017 – Virtus Global Multi-Sector Income Fund (NYSE: VGI) declared a distribution of $0.156 per share to shareholders of record at the close of business on July 13, 2017 (ex-date July 11, 2017).

The following table sets forth the estimated amounts of the current distribution, payable July 20, 2017, and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	June 2017 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.077	49.5%	$0.540	49.4%
Net Realized Short-Term Capital Gains	0.022	14.3%	0.130	11.9%
Net Realized Long-Term Capital Gains	0.040	25.6%	0.110	10.1%
Return of Capital (or other Capital Source)	0.017	10.6%	0.312	28.6%

Total Distribution	$0.156	100.0%	$1.092	100.0%

(1)	YTD December 1, 2016 to November 30, 2017.

As of June 30, 2017
Average Annual Total Return on NAV for the period ended this month (2)	9.25%
Current Fiscal YTD Annualized Distribution Rate (3)	10.90%
Average YTD Cumulative Total Return on NAV (4)	10.40%
YTD Cumulative Distribution Rate (5)	6.36%

(2)	Average Annual Total Return on NAV is the annual compound return from the commencement of the fund’s operations on February 23, 2012. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.
(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.
(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

Under the terms of the fund’s managed distribution plan, the fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan. The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal tax purposes.

For more information on the Virtus Global Multi-Sector Income Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip: 92829B101

# # #

SECTION 19(a) NOTICE

Hartford, CT, August 18, 2017 – Virtus Global Multi-Sector Income Fund (NYSE: VGI) declared a distribution of $0.156 per share to shareholders of record at the close of business on August 11, 2017 (ex-date August 9, 2017).

The following table sets forth the estimated amounts of the current distribution, payable August 18, 2017, and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	July 2017 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.073	46.8%	$0.613	49.1%
Net Realized Short-Term Capital Gains	0.012	7.5%	0.168	13.5%
Net Realized Long-Term Capital Gains	0.071	45.7%	0.181	14.5%
Return of Capital (or other Capital Source)	—	0.0%	0.286	22.9%

Total Distribution	$0.156	100.0%	$1.248	100.0%

(1)	YTD December 1, 2016 to November 30, 2017.

As of July 31, 2017
Average Annual Total Return on NAV for the period ended this month (2)	8.97%
Current Fiscal YTD Annualized Distribution Rate (3)	10.79%
Average YTD Cumulative Total Return on NAV (4)	12.57%
YTD Cumulative Distribution Rate (5)	7.19%

(2)	Average Annual Total Return on NAV is the annual compound return from the commencement of the fund’s operations on February 23, 2012. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.
(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.
(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

Under the terms of the fund’s managed distribution plan, the fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan. The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal tax purposes.

For more information on the Virtus Global Multi-Sector Income Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip: 92829B101

# # #

SECTION 19(a) NOTICE

Hartford, CT, September 18, 2017 – Virtus Global Multi-Sector Income Fund (NYSE: VGI) declared a distribution of $0.156 per share to shareholders of record at the close of business on September 11, 2017 (ex-date September 8, 2017).

The following table sets forth the estimated amounts of the current distribution, payable September 18, 2017, and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	August 2017 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.072	46.4%	$0.685	48.8%
Net Realized Short-Term Capital Gains	0.036	22.7%	0.203	14.5%
Net Realized Long-Term Capital Gains	0.048	30.9%	0.278	19.8%
Return of Capital (or other Capital Source)	—	0.0%	0.238	16.9%

Total Distribution	$0.156	100.0%	$1.404	100.0%

(1)	YTD December 1, 2016 to November 30, 2017.

As of August 31, 2017
Average Annual Total Return on NAV for the period ended this month (2)	8.86%
Current Fiscal YTD Annualized Distribution Rate (3)	10.73%
Average YTD Cumulative Total Return on NAV (4)	14.24%
YTD Cumulative Distribution Rate (5)	8.05%

(2)	Average Annual Total Return on NAV is the annual compound return from the commencement of the fund’s operations on February 23, 2012. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.
(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.
(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

Under the terms of the fund’s managed distribution plan, the fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan. The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal tax purposes.

For more information on the Virtus Global Multi-Sector Income Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip: 92829B101

# # #

SECTION 19(a) NOTICE

Hartford, CT, October 19, 2017 – Virtus Global Multi-Sector Income Fund (NYSE: VGI) declared a distribution of $0.156 per share to shareholders of record at the close of business on October 12, 2017 (ex-date October 11, 2017).

The following table sets forth the estimated amounts of the current distribution, payable October 19, 2017, and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	September 2017 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.073	47.1%	$0.759	48.7%
Net Realized Short-Term Capital Gains	0.025	15.9%	0.228	14.6%
Net Realized Long-Term Capital Gains	0.058	37.0%	0.347	22.2%
Return of Capital (or other Capital Source)	—	0.0%	0.226	14.5%

Total Distribution	$0.156	100.0%	$1.560	100.0%

(1)	YTD December 1, 2016 to November 30, 2017.

As of September 29, 2017
Average Annual Total Return on NAV for the period ended this month (2)	8.49%
Current Fiscal YTD Annualized Distribution Rate (3)	10.73%
Average YTD Cumulative Total Return on NAV (4)	15.20%
YTD Cumulative Distribution Rate (5)	8.94%

(2)	Average Annual Total Return on NAV is the annual compound return from the commencement of the fund’s operations on February 23, 2012. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.
(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.
(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

Under the terms of the fund’s managed distribution plan, the fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan. The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal tax purposes.

For more information on the Virtus Global Multi-Sector Income Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip: 92829B101

# # #

SECTION 19(a) NOTICE

Hartford, CT, November 20, 2017 – Virtus Global Multi-Sector Income Fund (NYSE: VGI) declared a distribution of $0.156 per share to shareholders of record at the close of business on November 13, 2017 (ex-date November 10, 2017).

The following table sets forth the estimated amounts of the current distribution, payable November 20, 2017, and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	October 2017 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.066	42.1%	$0.825	48.1%
Net Realized Short-Term Capital Gains	0.028	18.1%	0.256	14.9%
Net Realized Long-Term Capital Gains	0.040	25.5%	0.387	22.5%
Return of Capital (or other Capital Source)	0.022	14.3%	0.248	14.5%

Total Distribution	$0.156	100.0%	$1.716	100.0%

(1)	YTD December 1, 2016 to November 30, 2017.

As of October 31, 2017
Average Annual Total Return on NAV for the period ended this month (2)	8.35%
Current Fiscal YTD Annualized Distribution Rate (3)	10.77%
Average YTD Cumulative Total Return on NAV (4)	15.83%
YTD Cumulative Distribution Rate (5)	9.87%

(2)	Average Annual Total Return on NAV is the annual compound return from the commencement of the fund’s operations on February 23, 2012. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.
(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.
(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

Under the terms of the fund’s managed distribution plan, the fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan. The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal tax purposes.

For more information on the Virtus Global Multi-Sector Income Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip: 92829B101

# # #